Recovery of Erroneously Awarded Compensation	12 Months Ended
Nov. 30, 2025
Restatement Determination Date:: 2025-11-30
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

Clawback Policy and Binding Agreements to Comply

We have adopted a broad compensation recovery policy that complies with compensation “clawback” requirements under Nasdaq rules. Under the policy, in the event of certain accounting restatements, we will be required to recover incentive-based compensation from our executive officers representing the excess of the amount received over the amount that would have been received had it not been based on the restated results.

Under our Clawback Policy, compensation that is subject to recoupment includes any form of compensation that is granted, earned, or vested based wholly or in part on the attainment of a financial reporting measure, including but not limited to stock options, annual cash bonuses and other long and short-term cash incentives, restricted stock units, stock units, restricted stock, stock appreciation rights, performance shares, and performance units. Financial reporting measure is broadly defined to include stock price, total shareholder return, revenues, EBITDA, funds from operations, liquidity measures including working capital or operating cash flow, return measures including return on invested capital and return on assets, and earnings per share. The Compensation Committee has discretion to make certain exceptions to the clawback requirements (when permitted by Nasdaq rules) and determine whether any adjustment will be made.

Each of our executive officers has signed an agreement to comply with the compensation recovery policy.